Exhibit 26 (d)(viii)
The Prudential Insurance Company of America

Explanation of Variable Language for

115320 GVUL MMYYST

There are two types of variable material set forth in brackets within this form. These types are:

A.	Illustrative material; and

B.	Specific variable material.

Illustrative material consists of any entries such as dates, names, addresses, numbers, percentages, classes eligible, waiting periods, weekly or monthly benefits, maximum periods of benefits, amounts, times and ages which may be varied.
Ranges (e.g., percentages, amounts, times) are shown for some illustrative material and are indicated by arrows on the forms. Actual entries will always fall within the ranges, but may be revised as appropriate. For example, “30 days” may be changed to “1 month” or “365 days” may be changed to “1 year”.
The terms “Contract Holder” and “Employer” may be used interchangeably or may be replaced by other appropriate terms.
The terms “you”, “person” or “Employee” may be replaced by the term “Associate”, “Member”, “Participant” or other appropriate term describing a member of the group insured. A term such as “Employee” may also be added in front of any coverage name, such as “Employee Variable Universal Life Coverage.”
Variable Universal Life Coverage may be issued with or without dependent Spouse and Domestic Partner coverage or adult child coverage. This certificate currently reflects the language used when employee, dependent Spouse and Domestic Partner coverage is included in the same certificate. The certificate may be changed to provide:

•	employee-only coverage when there is no Spouse, Domestic Partner or adult child coverage, or when Spouse, Domestic Partner or adult child coverage is not in the same certificate; or

•	Spouse-only and Domestic Partner-only coverage when Spouse and Domestic Partner coverage is in a separate certificate; or

•	adult child-only coverage when adult child coverage is in a separate certificate.

The terms “Dependent”, “Spouse or Domestic Partner” or “Child” may be deleted or modified to reflect only the applicable dependents, and references such as “You and Your Dependents” may be modified to reflect how the coverage may be issued, such as Employee only; Spouse, Domestic Partner and children; Spouse and Domestic Partner only; children only.
References to additional provisions (e.g. Option to Accelerate Payment Death Benefits, Additional Provisions for Accidental Death and Dismemberment Coverage and Dependents Term Life Coverage) will either be included or deleted according to the facts of the plan design.
The bracketed references will be appropriately modified to reflect grammatical form.
Specific variable material is noted by margin notes. Specific variable material will be changed only as indicated in the marginal note explanations shown below. But illustrative material that appears within specific variable material may be varied as described above.

The Prudential Insurance Company of America

Explanation of Variable Language for

115320 GVUL MMYYST

Page 1 (Certificate of Coverage - CCT 5001)

Marginal Notes

1.
This item may be deleted if the additional provisions under the Variable Universal Life Coverage (Option to Accelerate Payment of Certain Death Benefits, Additional Provisions for Accidental Death and Dismemberment Coverage, and Dependents Term Life Coverage) are not part of the contract holder’s plan.

2.	This item may be modified to include the beneficiary’s name.

3.	This item may be revised to be limited to persons age 65 or older by adding “If you are age 65 or older when you enroll,” to the beginning of the sentence.

The Prudential Insurance Company of America

Explanation of Variable Language for

115320 GVUL MMYYST

Page 2 (Foreword - CFW 5001)

Marginal Notes

1.	This item may be deleted if all employees covered in the certificate are residents of the Contract State.

The Prudential Insurance Company of America

Explanation of Variable Language for

115320 GVUL MMYYST

Page 3 (Table of Contents - CTC 5001)

Marginal Notes

1.	This item may be deleted if not applicable to the contract holder’s plan.

The Prudential Insurance Company of America

Explanation of Variable Language for

115320 GVUL MMYYST

Pages 4-13 (Schedule of Benefits - CSB 5001)

Marginal Notes

1.	This item will be modified to list the class or classes who are eligible for the coverages described in the Certificate.

2.	This item may be deleted when former active employees who were continuing coverage under a prior contract are not part of the covered class in this certificate.

3.	This item will be revised to reflect the persons eligible for Variable Universal Life Coverage.

4.
The opening paragraph may be deleted in whole or Prudential or an Administrator may replace the Employer as the recordkeeper. It may also be replaced by the following paragraph if there are no options under the Coverage for the employee to elect when enrolling for coverage.

Subject to the terms of this Certificate, you may enroll for the Face Amount of Insurance below.

5.	The entire Employee section may be deleted if the certificate is for Spouse or Domestic Partner coverage only. This item will be also revised as follows:

•	The amounts shown are illustrative and will always fall in within the range <$500.-$10,000,000>.

•	The amounts may be stated as shown, as a flat amount, a percent of earnings (<25%-1000%>), or a percent of earnings plus or minus a flat dollar amount (<25%-1000%> <plus or minus> <$500- $100,000>).

•	The amount may include a choice of various flat amounts or multiple of earnings options.

•	Dollar amounts may be rounded to the nearest, the next higher, or next lower dollar, $100, $500, $1,000, or $10,000.

•	The minimum amount may be deleted if not part of the Contract Holder’s plan.

•
The maximum amount may be deleted if not part of the Contract Holder’s plan. When included, it may be a flat amount, a multiple of earnings, or the greater or lesser of a flat amount and a multiple of earnings.

•	The cross-reference to the definition of earnings will be deleted when the amount of insurance is not based on the employee’s earnings.

•	The Amount of insurance may be replaced by the following:

If you are enrolled for Variable Universal Life Coverage on January 1, 20XX, your Face Amount of Insurance will be the amount for which you were insured on the day prior to January 1, 20XX under a group insurance contract issued by another insurance carrier, as reported to Prudential by the Contract Holder.

6.	This item may be deleted if not applicable to the contract holder’s plan. If included, it may be revised as follows:

•	The Non-medical limit may be a flat dollar amount, a percentage of earnings or the lesser or greater of a percentage of earnings and a flat dollar amount.

•	Any of the reasons for applying the non-medical limit listed in the third paragraph may be deleted if not applicable to the Contract Holder’s plan.

•
The date the amount of insurance will be increased may be changed to either “first day of the month” or “first day of the pay period” following the date Prudential decides the evidence is satisfactory.

•	The paragraph regarding the Amount Limitation may be deleted if there is no Amount Limitation under the contract holder’s plan.

•	The last paragraph may be deleted if there is no Active Work Requirement under the contract holder’s plan.

7.	This item may be deleted if not applicable to the contract holder’s plan.

8.	This item may be deleted if not applicable to the Contract Holder’s Plan. If included, it may be revised as follows:

•	To permit increases or decreases within <30-90> days of a change in “family status” or “life event” by replacing the first paragraph with the following:

Increases and Decreases: You may elect to have your Face Amount of Insurance under the Coverage changed within <30-90> days of a Life Event. You must do this in a format approved by Prudential and agree to make any required contributions.

•
The phrase “The Definitions” section explains what “Life Event” means.” will be added to the end of the provision when increases or decreases within <30-90> days of a change in “family status” or “life event applies.

•
The date the face amount of insurance will be increased may be changed to either “first day of the month” or “first day of the pay period” following the date Prudential decides the evidence is satisfactory.

•	Reference to Non-medical Limit may be deleted.

•	Reference to Delay of Effective Date section may be deleted.

•	To specify when evidence of insurability is required (e.g. above a certain plan option by replacing the second paragraph with the following:

If you request an increase of more than <one - five> options, you must give evidence of insurability. That change will become effective on the date Prudential decides the evidence is satisfactory and your insurance is not being delayed under the Delay of Effective Date section.

If you request an increase of <one - four> options, and your insurance is not being delayed under the Delay of Effective Date section, that change will become effective on the date of your written request.

9.	This item may be deleted if not applicable to the Contract Holder’s Plan. If included, it may be revised as follows:

•
The Annual Increased Amount may be a specific dollar amount; a percent of earnings; the lesser of a percent of earnings and a specific dollar amount; a number of increments but not more than a specific dollar amount; or a number of increments only.

•	Reference to Non-medical Limit may be deleted.

•	Reference to previously being declined coverage may be deleted.

•	The effective date of the Annual Increased Amount may be revised to reflect a specific date.

•	Reference to a specific annual enrollment period and a specific date in which any changes take effect may be included. In addition, the following definition will be included:

“20XX Enrollment Period” refers to the period between 01/01/20XX and 12/31/20XX during which you can enroll for or increase your amount of insurance under Variable Universal Life Coverage under this Certificate.

10.
This section will be deleted if (1) Variable Universal Life Coverage for the Spouse or Domestic Partner is not part of the contract holder’s plan; or (2) the Spouse or Domestic Partner coverage is under the Additional Provisions for Dependents Term Life Coverage section of the certificate. In no event will the Spouse or Domestic Coverage be listed in both the Variable Universal Life Coverage and the Additional Provisions for Dependents Term Life Coverage at the same time.

10a.
The opening paragraph may be deleted in whole or Prudential or an Administrator may replace the Employer as the recordkeeper. It may also be replaced by the following paragraph if there are no options under the Coverage for the employee to elect when enrolling for coverage.

Subject to the terms of this Certificate, you may enroll for the Face Amount of Insurance for your Spouse or Domestic Partner below.

10b.	This item will be revised as follows:

•	The amounts shown are illustrative and will always fall in within the range <$500.-$10,000,000>.

•	The amounts may be stated as shown, as a flat amount, a percent of earnings (<25%-1000%>), or a percent of earnings plus or minus a flat dollar amount (<25%-1000%> <plus or minus> <$500- $100,000>).

•	The amount may include a choice of various flat amounts or multiple of earnings options.

•	Dollar amounts may be rounded to the nearest, the next higher, or next lower dollar, $100, $500, $1,000, or $10,000.

•	The minimum amount may be deleted if not part of the Contract Holder’s plan.

•
The maximum amount may be deleted if not part of the Contract Holder’s plan. When included, it may be a flat amount, a multiple of earnings, or the greater or lesser of a flat amount and a multiple of earnings.

•	The cross-reference to the definition of earnings will be deleted when the amount of insurance is not based on the employee’s earnings.

•	The Amount of insurance may be replaced by the following:

If you are enrolled for Variable Universal Life Coverage on January 1, 20XX for your Spouse or Domestic Partner, your Face Amount of Insurance for your Spouse or Domestic Partner will be the amount for which you were insured for your Spouser or Domestic Partner on the day prior to January 1, 20XX under a group insurance contract issued by another insurance carrier, as reported to Prudential by the Contract Holder.

10c.	This item may be deleted if not applicable to the contract holder’s plan.

10d.	This item may be deleted if not applicable to the contract holder’s plan. If included, it may be revised as follows:

•	The Non-medical limit may be a flat dollar amount, a percentage of earnings or the lesser or greater of a percentage of earnings and a flat dollar amount.

•	Any of the reasons for applying the non-medical limit listed in the third paragraph may be deleted if not applicable to the Contract Holder’s plan.

•
The date the amount of insurance will be increased may be changed to either “first day of the month” or “first day of the pay period” following the date Prudential decides the evidence is satisfactory.

•	The paragraph regarding the Amount Limitation may be deleted if there is no Amount Limitation under the contract holder’s plan.

•	The last paragraph may be deleted if there is no requirement that the Spouse or Domestic Partner not be confined for medical care under the contract holder’s plan.

10e.	This item may be deleted if not applicable to the Contract Holder’s Plan. If included, it may be revised as follows:

•	To permit increases or decreases within <30-90> days of a change in “family status” or “life event” by replacing the first paragraph with the following:

Increases and Decreases: You may elect to have your Face Amount of Insurance for your Spouse or Domestic Partner changed within <30-90> days of a Life Event. You must do this in a format approved by Prudential and agree to make any required contributions.

•
The phrase “The “Definitions” section explains what “Life Event” means.” will be added to the end of the provision when increases or decreases within <30-90> days of a change in “family status” or “life event applies.

•
The date the face amount of insurance will be increased may be changed to either “first day of the month” or “first day of the pay period” following the date Prudential decides the evidence is satisfactory.

•	Reference to Non-medical Limit may be deleted.

•	Reference to Delay of Effective Date section may be deleted.

•	To specify when evidence of insurability is required (e.g. above a certain plan option by replacing the second paragraph with the following:

If you request an increase of more than <one - five> options, your Spouse or Domestic Partner must give evidence of insurability.  That increase will become effective on the date Prudential decides the evidence is satisfactory and your insurance for your Spouse or Domestic Partner is not being delayed under the Delay of Effective Date section.
If you request a lower face amount of insurance for your Spouse or Domestic Partner, that lower amount will become effective on the date of your written request.

10f.	This item may be deleted if not applicable to the Contract Holder’s Plan. If included, it may be revised as follows:

•
The Annual Increased Amount may be a specific dollar amount; a percent of earnings; the lesser of a percent of earnings and a specific dollar amount; a number of increments but not more than a specific dollar amount; or a number of increments only.

•	Reference to Non-medical Limit may be deleted.

•	Reference to previously being declined coverage may be deleted.

•	The effective date of the Annual Increased Amount may be revised to reflect a specific date.

•	Reference to a specific annual enrollment period and a specific date in which any changes take effect may be included. In addition, the following definition will be included:

“20XX Enrollment Period” refers to the period between 01/01/20XX and 12/31/20XX during which you can enroll for or increase your Face Amount of Insurance for your Spouse or Domestic Partner under Variable Universal Life Coverage under this Certificate.

11.	This item may be replaced by the actual list of available Investment Options.

12.	This item may be deleted if the Additional Provisions for Accidental Death and Dismemberment Coverage is not part of the contract holder’s plan. If included,it may be revised as follows:

•	The last sentence may be deleted if the Option to Accelerate Payment of Certain Death Benefits Under Variable Universal Life Coverage is not included under the contract holder’s plan.

•	The amount of insurance statement may be replaced by the actual amount of insurance for the persons eligible for the additional provision as follows:

◦
The amounts may be stated as a flat amount (<$500.-$10,000,000>), a percent of earnings (<25%-1000%>), or a percent of earnings plus or minus a flat dollar amount (<25%-1000%> <plus or minus> <$500- $100,000>).

◦	The amounts for a dependent may be a percentage for the Employee’s Face Amount of Insurance.

◦	The amounts for a child may include a schedule of amounts based on the child’s age.

◦	The amount may include a choice of various flat amounts or multiple of earnings options.

◦	Dollar amounts may be rounded to the nearest, the next higher, or next lower dollar, $100, $500, $1,000, or $10,000.

◦	A minimum amount may be included.

◦	A maximum amount may be included. When included, it may be a flat amount, a multiple of earnings, or the greater or lesser of a flat amount and a multiple of earnings.

◦	The cross-reference to the definition of earnings will be included when the amount of insurance is based on the employee’s earnings.

13.
This section will be deleted if coverage for dependents is not included in the contract holder’s plan. If included, the coverage for Spouse or Domestic Partner will be deleted if the Spouse or Domestic Partner coverage is under the Variable Universal Life Coverage. In no event will the Spouse or Domestic Coverage be listed in both the Variable Universal Life Coverage and the Additional Provisions for Dependents Term Life Coverage at the same time.

13a.	This item may be revised to show Prudential or an Administrator instead of the Employer as the recordkeeper.

13b.	The Amount of Insurance for a spouse or domestic partner may be deleted when spouse or domestic partner are not covered under the contract holder’s plan or it may be revised as follows:

•
The amount of insurance for a spouse or domestic partner may be stated as shown, as a flat amount, or a percent of employee’s amount of coverage, a percent of employee’s earnings plus or minus a flat dollar amount (<10%-100%> <plus or minus> <$500- $100,000>).

•	The amount may include a choice of various flat amounts or multiple of earnings options.

•	Dollar amounts may be rounded to the nearest, the next higher, or next lower dollar, $100, $500, $1,000, or $10,000.

•	The minimum amount may be deleted if not applicable to the Contract Holder’s plan.

•
The maximum amount may be deleted if not applicable to the Contract Holder’s plan. If included, it may be a flat amount, a multiple of the employee’s earnings or amount of insurance, or the greater or lesser of a flat amount and a multiple of the employee’s earnings or amount of insurance. In no event will the spouse or domestic partner amount exceed 100% of the amount of insurance for which the employee is eligible.

•	The cross-reference to the definition of earnings will be deleted when the amount of insurance is not based on the employee’s earnings.

•	The amount of insurance may be replaced by the following:

If you are enrolled for Additional Provisions for Dependents Term Life Coverage on
January 1, 20XX, the amount of insurance for your Spouse or Domestic Partner will be the amount for which your Spouse or Domestic Partner is insured on the day prior to January 1, 20XX under a group insurance contract issued by another insurance carrier, as reported to Prudential by the Contract Holder.

13c.	The Amount of Insurance for a child may be deleted when children are not covered under the contract holder’s plan or it may be revised as follows:

•	The amount of insurance for a child may be stated as shown, as a flat amount, or a percent of employee’s earnings, or a percent of employee’s amount of coverage or a choice of various flat amounts.

•
There may be one amount of insurance for all children or there may be tiered amounts determined by age, such as $<100 - 499> for a child from <birth - 15 days> but less than 6 months and $<500 - 25,000> for a child 6 months or older.

•	Dollar amounts may be rounded to the nearest, the next higher, or next lower dollar, $100, $500, $1,000, or $10,000.

•
The maximum amount may be deleted if not applicable to the Contract Holder’s plan. If included, it may be a flat amount, a multiple of the employee’s earnings or amount of insurance, or the greater or lesser of a flat amount and a multiple of the employee’s earnings or amount of insurance. In no event will the child amount exceed 100% of the amount of insurance for which the employee is eligible.

•	The cross-reference to the definition of earnings will be deleted when the amount of insurance is not based on the employee’s earnings.

•	The amount of insurance may be replaced by the following:

If you are enrolled for Additional Provisions for Dependents Term Life Coverage on
January 1, 20XX, the amount of insurance will be the amount for which your children are insured on the day prior to January 1, 20XX under a group insurance contract issued by another insurance carrier, as reported to Prudential by the Contract Holder.

13d.
This item may be deleted if the Contract Holder’s plan does not have a Life Event enrollment period. If included, the reference to Spouse, Domestic Partner or Child will be deleted if not covered under the Contract Holder’s plan.

13e.	This item may be deleted if not applicable to the contract holder’s plan.

13f.
This item may be deleted if not applicable to the contract holder’s plan. If included, the reference to Spouse, Domestic Partner or Child will be deleted if not covered under the Contract Holder’s plan.

13g.	This item may be deleted. If included, it may be revised as follows:

•	Any of the reasons for applying the non-medical limit listed in the third paragraph may be deleted if not applicable to the Contract Holder’s plan.

•
The date the amount of insurance will be increased may be changed to either “first day of the month” or “first day of the pay period” following the date Prudential decides the evidence is satisfactory.

•	The Non-medical limit may be a flat dollar amount, a percentage of earnings or the lesser or greater of a percentage of earnings and a flat dollar amount.

•	The sentence after the amount of the Non-medical Limit may be deleted if there is no Amount Limit in the contract holder’s plan.

13h.	This item may be deleted if not applicable to the Contract Holder’s Plan. If included, it may be revised as follows:

•	To permit increases or decreases within <30-90> days of a change in “family status” or “life event” by replacing the first paragraph with the following:

Increases and Decreases: You may elect to have the amount of insurance on your dependents changed within <30-90> days of a Life Event. You must do this on a form approved by Prudential and agree to make any required contributions.

•
The phrase “The “Definitions” section explains what “Life Event” means.” will be added to the end of the provision when increases or decreases within <30-90> days of a change in “family status” or “life event applies.

•
The date the amount of insurance will be increased may be changed to either “first day of the month” or “first day of the pay period” following the date Prudential decides the evidence is satisfactory.

•	The third paragraph will be deleted if there is only one amount of insurance for a child.

•	To specify when evidence of insurability is required (e.g. above a certain plan option by replacing the second paragraph with the following:

If you request an increase of more than <one - five> options in the amount of insurance on your Spouse or Domestic Partner, you must give evidence of insurability for your Spouse or Domestic Partner. The amount of insurance on your Spouse or Domestic Partner will be increased when Prudential decides the evidence is satisfactory and your Spouse or Domestic Partner is not home or hospital confined for medical care or treatment.
If you request an increase of <one - four> options in the amount of insurance on your Spouse or Domestic Partner, the amount of insurance on your Spouse or Domestic Partner will be increased on the date of your written request or, if later, when your Spouse or Domestic Partner is not home or hospital confined for medical care or treatment. But, if the amount of insurance on your Spouse or Domestic Partner at any time is more than the Non-medical Limit, you must give evidence of insurability for your Spouse or Domestic Partner satisfactory to Prudential before the part over the limit can become effective. (See the Non-medical Limit on Amount of Insurance for Your Spouse or Domestic Partner provision above.)

13i.	This item may be deleted if not applicable to the Contract Holder’s plan. If included, it may be revised as follows:

•	The age limit may have one or more steps, at different intervals, ages and percents.

•	The limit may take effect immediately, at the next contract anniversary, the first of the month following birthday, or the first premium due date following birthday.

•	The limit may be based on the spouse’s or Domestic Partner’s age rather than the employee’s age.

14.	The “Associated Companies” paragraph may be deleted if the contract holder does not have any Associated Companies or replaced with the actual list of associated companies of the Contract Holder.

15.
This item may be deleted if the additional provisions under the Variable Universal Life Coverage (Option to Accelerate Payment of Certain Death Benefits, Additional Provisions for Accidental Death and Dismemberment Coverage, and Dependents Term Life Coverage) are not part of the contract holder’s plan.

The Prudential Insurance Company of America

Explanation of Variable Language for

115320 GVUL MMYYST

Page 14 (Table of Maximum Rates - CMR 5001)

This page will only be included when then 2001 Commissioners Standard Ordinary Table applies to the Certificate. In no event will this table be included when the 2017 Commissioners Standard Ordinary Table applies to the certificate.

Marginal Notes

1.	The percent shown in this item will not exceed 200%.

2.	For plans rated on a unisex basis, the percentage Male will never exceed 80%.

3.	This table may be modified as follows:

*	If the percentage is other than 200%, the rates in the "COI/1,000" columns will reflect the corresponding percentage.

*	If the percentage Male/Female is changed, the rates in the “COI/1,000” columns will reflect this change.

*	If the client’s plan is limited to an age less than 120, the table will end at that age.

The Prudential Insurance Company of America

Explanation of Variable Language for

115320 GVUL MMYYST

Page 15 (Table of Maximum Rates - CMR 5002)

This page will only be included when then 2017 Commissioners Standard Ordinary Table applies to the Certificate. In no event will this table be included when the 2001 Commissioners Standard Ordinary Table applies to the certificate.

Marginal Notes

1.	The percent shown in this item will not exceed 400%.

2.	This item may be replaced with 100% Female or another Male/Female percentage split. If the plan is a unisex plan and it is not 100% Male or 100% Female, the percentage Male will never exceed 80%.

3.	This table may be modified as follows:

•	If the percentage is other than 400%, the rates in the "COI/1,000" columns will reflect the corresponding percentage.

•	If the percentage Male/Female is changed, the rates in the “COI/1,000” columns will reflect this change.

•	If the client’s plan is limited to an age less than 120, the table will end at that age.

The Prudential Insurance Company of America

Explanation of Variable Language for

115320 GVUL MMYYST

Page 16 (Table of Corridor Percentages - CTA 5001)

Marginal Notes

This page is only included when a certificate is subject to the Guideline Level Premium Test.

The Prudential Insurance Company of America

Explanation of Variable Language for

115320 GVUL MMYYST

Page 17 (Table of Net Single Premiums - CTA 5002)

This page will only be included when then 2001 Commissioners Standard Ordinary Table applies to the Certificate. In no event will this table be included when the 2017 Commissioners Standard Ordinary Table applies to the certificate.

Marginal Notes

1.	For plans rated on a unisex basis, the percentage Male will never exceed 80%.

2.	If the percentage Male/Female is changed, the entries in the factor column will be changed accordingly.

The Prudential Insurance Company of America

Explanation of Variable Language for

115320 GVUL MMYYST

Page 18 (Table of Net Single Premiums - CTA 5003)

This page will only be included when then 2017 Commissioners Standard Ordinary Table applies to the Certificate. In no event will this table be included when the 2001 Commissioners Standard Ordinary Table applies to the certificate.

Marginal Notes

1.	This item may be replaced with 100% Female or another Male/Female percentage split. If the plan is a unisex plan and it is not 100% Male or 100% Female, the percentage Male will never exceed 80%.

2.	If the percentage Male/Female is changed, the entries in the factor column will be changed accordingly.

The Prudential Insurance Company of America

Explanation of Variable Language for

115320 GVUL MMYYST

Pages 19-25 (Who is Eligible to Become Insured - CEL 5001)

Marginal Notes

1.	This item may be revised as follows:

•	One or more bullets may be deleted or revised as applicable to a Contract Holder’s Plan.

•	Additional bullets may be added for eligibility criteria. For example:

•	you are a Member of the ABC Association;

•	The references to full-time or part-time work may be revised to refer to full-time only or part-time only.

•	The Employment Waiting Period item may be revised to specify the actual Employment Waiting Period as follows:

You have completed the Employment Waiting Period, if any. You may need to work for the Employer for a continuous full-time or part-time period before you become eligible for the Coverage. This continuous period is <1 day - 2 years> of continuous full-time employment.

You have completed the Employment Waiting Period, if any. You may need to work for the Employer for a continuous full-time or part-time period before you become eligible for the Coverage. This continuous period is the period extending from your date of employment to the first day of the month coinciding with or next following <1 day - 2 years> of continuous full-time employment.

•
The heading and introductory statement will be revised to refer to Dependents Insurance and Dependents instead of Employee Insurance and Employees if a Spouse or Domestic Partner only certificate is being issued.

•	The following item will be included if a Spouse or Domestic Partner only certificate is being issued:

•	The Employee has a Qualified Dependent.

•	The bulleted items may be replaced any of the following bullets if the certificate being issued is for an Adult Child:

•	You reached the age limit in the definition of Qualified Dependent while insured as a Qualified Dependent under the Additional Provisions for Dependents Term Life Coverage of the Group Contract; and

•	You have not obtained an individual life insurance contract by the conversion of the Additional Provisions for Dependents Term Life Coverage of the Group Contract;

•	You are not covered as an Employee of an Employer, or are not the spouse of an Employee of Employer, under the Variable Universal Life Coverage of the Group Contract.

2.	This item may be deleted if not applicable to the contract holder’s plan. It may also be revised as follows:

•	to reflect the specific definition of "full-time" or “part-time” for a specific Contract Holder;

•	to delete the hours requirement from either the full-time or part-time definition or both if there is no specific hours requirement under the contract holder’s plan; or

•	to change the hours requirement to hours per month, per quarter or per year; or

•	to delete the last sentence if there are no partners or proprietors eligible for coverage.

3.
This item may be deleted if not applicable to the contract holder’s plan, or the fourth sentence may be deleted if not applicable to the contract holder’s plan. The definition of class may also be revised to show alternate requirements.

4.
This item may be deleted if not applicable to the contract holder’s plan. It may also be revised to detail eligibility requirements if the person is employed by more than one subsidiary or affiliate of the Contract Holder, or is employed by more than one Included Employer.

5.	This item may be deleted or replaced by “The rules for obtaining Variable Universal Life Coverage are in the When You Become Insured section.”

6.
This item may be deleted if there is no dependents coverage. The definition of Qualified Dependents may be revised to remove reference to Domestic Partners, to include only Spouse, only Child, or both Spouse and Child.

6a.	This item may be deleted if the additional provisions under the Variable Universal Life Coverage are not part of the contract holder’s plan.

6b.	This item may be deleted if coverage for Spouse or Domestic Partner is not part of the contract holder’s plan. It may also be revised as follows:

•	The definition of Spouse may be revised to show alternate eligibility as permitted by state law.

•	Reference to Domestic Partners may be deleted if coverage for Domestic Partners is not part of the contact holder’s plan.

•	Reference to same sex and or opposite sex Domestic Partners may be deleted.

•	The Domestic Partner requirements may be revised to show alternate eligibility requirements where required or permitted by state law.

•	The age limit for Spouse or Domestic Partner may be deleted.

•	The Domestic Partner definition may be revised to delete item (2) or any of the lettered items.

•	The paragraph referring to certification may be deleted.

6c.	This item may be deleted if coverage for children is not part of the contract holder’s plan or the child eligibility may be revised as follows:

•	It may be revised to show the same age for all coverages.

•	Ages and the rules for who is considered a Qualified Dependent may be revised.

•	The term “unmarried’ may be deleted.

•	Each of the items listed under included Children may be included as shown, deleted or revised to show alternate Child eligibility.

•
If child coverage continues beyond the limiting age an asterisk will be added next to the sentence with the age and one of the following may be added to extend the child to either the end of the month or the end of the year in which they attain the limiting age.

*This age limit will not apply until the end of the month in which your Qualified Dependent child attains age <18 - 29>.
*This age limit will not apply until the end of the Calendar Year in which your Qualified Dependent child attains age <18 - 29>.

6d.	This item may be deleted if dependents coverage is not included in a Contract Holder’s plan or revised as follows:

•	to add this item (3) to the first set of requirements:

(3)	Your Child is claimed as a dependent on your, your Spouse's or your Domestic Partner's federal income tax returns.

•	to omit the second item (2) if not applicable to the contract holder’s plan;

•	to replace “the age limit for a Qualified Dependent Child” with the actual numeric age limit.

6e.	This item may be deleted in whole or in part or revised as follows:

•	The reference to a specific coverage may be deleted or the name of the coverage may be revised.

•	If the student age limit is unlimited, item (c) and the Student Age Limit entry will be deleted.

•	The full-time student requirement may be deleted or revised to show a specific number of credit hours, or part-time, etc.

•	The dependency requirement may be deleted or revised to show alternate dependency rules such as residing in the Employee’s home.

•
If child coverage continues beyond the limiting age an asterisk will be added next to the student age limit and one of the following may be added to extend the child to either the end of the month or the end of the year in which they attain the limiting age.
*This age limit will not apply until the end of the month in which your Qualified Dependent child attains age <19 - 29>.
*This age limit will not apply until the end of the Calendar Year in which your Qualified Dependent child attains age <19 - 29>.

6f.	This item may be deleted, or revised to delete any of the lettered items if not applicable to the contract holder’s plan.

6g.	This item may be deleted if not applicable to the contract holder’s plan. It may be revised as needed for use with a non-employer group. For example, item (2) may be replaced by:

(2)	the Member who has the longest membership with the Association, based on the Contract Holder's records.

7.	The entire For Employee Insurance section may be deleted if a Spouse or Domestic Partner only or an Adult Child only certificate is being issued. It may also be revised as follows:

•	One or more bullets may be deleted in whole or in part.

•	The evidence requirement may be deleted or revised as follows, to indicate that evidence is required for all insurance.

◦	You have met the Evidence Requirement for Employee Insurance.

•	The term “contributions” may be replaced by “Premium Payments”.

•	References to Life Events may be deleted.

•	References to Annual Enrollment Period may be deleted.

•	The paragraph regarding the date when insurance begins may be revised to show an alternate date such as the first day of the pay period following the date the requirements are met.

7a.	This item may be deleted when evidence is not required for any coverage. It may also be revised as follows:

•	The item may be replaced by one of the following:

Evidence Requirement: You will be required to provide evidence of insurability. This requirement will be met when Prudential decides the evidence is satisfactory.
Evidence Requirement: You will be required to provide evidence of insurability. This requirement will be met when Prudential decides the evidence is satisfactory.
This requirement does not apply to any amount of Coverage for which you were insured under another group contract providing term life coverage for Employees of the ABC Company on the day prior to the Program Date.

•	The references to Contributions may be deleted if the Coverage is Non-Contributory

•	Any of the numbered items may be deleted in whole or in part.

•	Item (1) may be revised to add “outside the Employer’s annual enrollment period”.

•	The reference to Life Events may be deleted.

•
Item (6) may be revised to show the actual Non-medical Limit on Face Amount of Insurance. The Non-medical limit may be a flat dollar amount, a percentage of earnings or the lesser or greater of a percentage of earnings and a flat dollar amount.

8.	This item may be deleted if there is no dependents coverage. It may also be revised as follows:

•	One or more bullets may be deleted in whole or in part.

•	If Employee Coverage is not required for dependents coverage, references to this will be deleted.

•	The term “contributions” may be replaced by “Premium Payments”.

•	References to Life Events may be deleted.

•	References to Annual Enrollment Period may be deleted.

•	The paragraph regarding the date when insurance begins may be revised to show an alternate date such as the first day of the pay period following the date the requirements are met.

•	The evidence requirement may be deleted or revised as follows to indicate that evidence is required:

◦	For Dependents Term Life Insurance, you have met the Evidence Requirement for your Spouse or Domestic Partner.

8a.	This item may be deleted in whole or in part or revised as follows:

•	The wording may be replaced by one of the following:

Evidence Requirement: You will be required to provide evidence of insurability for your Qualified Dependents. This requirement will be met when Prudential decides the evidence is satisfactory.
Evidence Requirement: You will be required to provide evidence of insurability. This requirement will be met when Prudential decides the evidence is satisfactory.
This requirement does not apply to any amount of insurance for which you were insured under another group contract providing dependents term life coverage for dependents of Employees of the Employer on the day prior to the Program Date

•	Any of the numbered items may be deleted in whole or in part.

•	Item (1) may be revised to add “outside the Employer’s annual enrollment period”.

•	The reference to Life Events may be deleted.

•
Item (8) may be revised to show the actual Non-medical Limit on Face Amount of Insurance. The Non-medical limit may be a flat dollar amount, a percentage of earnings or the lesser or greater of a percentage of earnings and a flat dollar amount. In addition, the reference to “face amount of insurance” may be replaced by “amount of insurance” if the Spouse or Domestic Partner coverage is under the Additional Provisions for Dependents Term Life Coverage instead of Variable Universal Life Coverage.

•	The reference to Spouse or Domestic Partner in the lead in statement may be deleted if evidence is required for all dependents.

•	The sentence regarding evidence for a Qualified Dependent Child may be deleted.

8b.	This item may be deleted in whole or in part or categories may be modified to reflect the dependents that can be covered under the contract holder’s plan.

9.	This item may be deleted in whole or in part. It may also be revised to:

•	The For Employee Insurance section may be deleted if not applicable to the contract holder’s plan or if a Spouse or Domestic Partner only or an Adult Child only certificate is being issued.

•	The For Dependents Insurance section may be deleted if not applicable to the contract holder’s plan or if there is no coverage for dependents.

•	Reflect a delay for increases only.

•	Replace the Employee wording to include a delay for medical confinement as an alternate or in addition to an active work requirement.

•	If there is no Child coverage the Newborn Child Exception will be deleted.

The Prudential Insurance Company of America

Explanation of Variable Language for

115320 GVUL MMYYST

Pages 26-39 (Variable Universal Life Coverage - VUL R 5001)

Additional Illustrative Material

This page currently reflects the language used when employee, dependent spouse and Domestic Partner coverage under the Variable Universal Life Coverage are included in the same certificate. This page may be modified to provide:

•	employee-only coverage when there is no spouse or Domestic Partner Variable Universal Life Coverage or when spouse and Domestic Partner coverage is not in the same certificate;

•	spouse-only and Domestic Partner-only coverage when spouse and Domestic Partner Variable Universal Life Coverage is in a separate certificate; and

•	adult child-only coverage when adult child coverage is in a separate certificate.

References to “your fund” will be deleted if a Spouse or Domestic Partner only certificate is being issued.

References to “your fund for your Spouse or Domestic Partner” will be deleted if certificate does not include coverage for Spouse or Domestic Partner.

Marginal Notes

1.
This item will be revised to reflect the persons eligible for Variable Universal Life Coverage. Please note that in no event will the Spouse or Domestic Coverage be listed in both the Variable Universal Life Coverage and the Additional Provisions for Dependents Term Life Coverage at the same time.

2.	This item may be deleted when the Variable Universal Life Coverage does not include the Extension of Coverage and Waiver of Cost of Insurance Charges during Total Disability feature.

3.	This item may be replaced by one of these versions:

When a certificate is subject to the Guideline Level Premium Test:
Version 1
There are two types of Death Benefit options available under this Coverage, a Death Benefit Option A and a Death Benefit Option B. A person may elect Death Benefit Option A or Death Benefit Option B when enrolling for Variable Universal Life Coverage. The Death Benefit

option selected is shown in the Specifications Page. Unless the Insurance is in default, the amount of the Death Benefit on any date is the Insurance Amount less any Certificate Debt.
If Death Benefit Option A is elected, the Insurance Amount is the greater of:

(1)	the Face Amount of Insurance; or

(2)	the Certificate Fund times the percent for the person's attained age in the Table of Corridor Percentages.
If Death Benefit Option B is elected, the Insurance Amount is the greater of:

(1)	the Face Amount of Insurance plus Certificate Fund; or

(2)	the Certificate Fund times the percent for the person's attained age in the Table of Corridor Percentages.
Version 2
Unless the person's fund has been used to buy paid-up insurance, the amount of the death benefit is the greater of (1) and (2):

(1)	the face amount of insurance plus fund; and

(2)	the fund times the percent for the person's attained age in the Table of Corridor Percentages.
Version 3
Unless the person's fund has been used to buy paid-up insurance, the amount of the death benefit is the greater of (1) and (2):

(1)	the face amount of insurance; and

(2)	the fund times the percent for the person's attained age in the Table of Corridor Percentages.

When a certificate is subject to the Cash Value Accumulation Test:
Version 1
There are two types of Death Benefit options available under this Coverage, a Death Benefit Option A and a Death Benefit Option B. A person may elect Death Benefit Option A or Death Benefit Option B when enrolling for Variable Universal Life Coverage. The Death Benefit
option selected is shown in the Specifications Page. Unless the Insurance is in default, the amount of the Death Benefit on any date is the Insurance Amount less any Certificate Debt.

If Death Benefit Option A is elected, the Insurance Amount is the greater of:

(1)	the Face Amount of Insurance; or

(2)
the fund divided by the net single premium per $1 at the person's attained age on that date. This net single premium will be based on the 2017 Commissioners Standard Ordinary - 100% Male Composite Ultimate - Age Last Birthday, at the interest rates as described in Section 7702 of the Internal Revenue Code of 1986, as amended.

If Death Benefit Option B is elected, the Insurance Amount is the greater of:

(1)	the Face Amount of Insurance plus Certificate Fund; or

(2)
the fund divided by the net single premium per $1 at the person's attained age on that date. This net single premium will be based on the 2017 Commissioners Standard Ordinary - 100% Male Composite Ultimate - Age Last Birthday, at the interest rates as described in Section 7702 of the Internal Revenue Code of 1986, as amended.

If Death Benefit Option B was elected, a person has the right to change the death benefit option to Death Benefit Option A once during the person’s lifetime. The person must do this in a format approved by Prudential. The change will become effective on the first day of the month coinciding with or following the Business Day we receive the written request. If a death benefit option change is requested, the person’s Face Amount of Insurance will be increased by the Certificate Fund on the same date of the death benefit option is changed. The increase in the person’s Face Amount of Insurance is so that the Insurance Amount remains the same on the date of the death benefit change.

If Death Benefit Option A was elected, the person’s death benefit option cannot be changed.
Version 2
There are two types of Death Benefit options available under this Coverage, a Death Benefit Option A and a Death Benefit Option B. A person may elect Death Benefit Option A or Death Benefit Option B when enrolling for Variable Universal Life Coverage. The Death Benefit
option selected is shown in the Specifications Page. Unless the Insurance is in default, the amount of the Death Benefit on any date is the Insurance Amount less any Certificate Debt.

If Death Benefit Option A is elected, the Insurance Amount is the greater of:

(1)	the Face Amount of Insurance; or

(2)
the fund divided by the net single premium per $1 at the person's attained age on that date. This net single premium will be based on the 2017 Commissioners Standard Ordinary - 100% Male Composite Ultimate - Age Last Birthday, at the interest rates as described in Section 7702 of the Internal Revenue Code of 1986, as amended.

If Death Benefit Option B is elected, the Insurance Amount is the greater of:

(1)	the Face Amount of Insurance plus Certificate Fund; or

(2)
the fund divided by the net single premium per $1 at the person's attained age on that date. This net single premium will be based on the 2017 Commissioners Standard Ordinary - 100% Male Composite Ultimate - Age Last Birthday, at the interest rates as described in Section 7702 of the Internal Revenue Code of 1986, as amended.

Version 3
Unless the person's fund has been used to buy paid-up insurance, the amount of the death benefit is the greater of (1) and (2):

(1)	the face amount of insurance plus fund; and

(2)
the fund divided by the net single premium per $1 at the person's attained age on that date. This net single premium will be based on the 2017 Commissioners Standard Ordinary - 100% Male Composite Ultimate - Age Last Birthday, at the interest rates as described in Section 7702 of the Internal Revenue Code of 1986, as amended.

Version 4
Unless the person's fund has been used to buy paid-up insurance, the amount of the death benefit is the greater of (1) and (2):

(1)	the face amount of insurance; and

(2)
the fund divided by the net single premium per $1 at the person's attained age on that date. This net single premium will be based on the 2017 Commissioners Standard Ordinary - 100% Male Composite Ultimate - Age Last Birthday, at the interest rates as described in Section 7702 of the Internal Revenue Code of 1986, as amended.

Within any of these items, the reference to 2017 Commissioners Standard Ordinary - 100% Male Composite Ultimate - Age Last Birthday may be changed to the 2001 Commissioners Standard Ordinary - 80% Male / 20% Female Composite Ultimate - Age Last Birthday, depending upon which applies to the certificate.

When the 2017 Commissioners Standard Ordinary Table applies, reference to 100% Male may be replaced with 100% Female or another Male/Female percentage split. If the plan is a unisex plan and it is not 100% Male or 100% Female, the percentage Male will never exceed 80%.

When the 2001 Commissioners Standard Ordinary Table applies, for plans rated on a unisex basis, the percent Male will never exceed 80%.

4.	Reference to “Specifications Page” may be replaced by “Schedule of Benefits”.

5.	This item may be deleted if not applicable to the contract holder’s plan.

6.	This item may be revised to show a different number of days, which may vary from contract holder to contract holder. However, that number will never be less than the “free look” period plus ten days.

7.	This item may be replaced by “the Fixed Account”.

8.	Item (11) may be deleted if no administration charge applies and item (12) may be deleted if no charges for additional benefits apply.

9.	This item may be revised to show a different charge, which may vary from contract holder to contract holder. In no event will that charge exceed 0.00245% a day (0.90% per year).

10.	This item may be deleted in whole or modified to delete any transaction charge listed that does not apply.

11.
This item may be deleted if the additional provisions under the Variable Universal Life Coverage (Option to Accelerate Payment of Certain Death Benefits, Additional Provisions for Accidental Death and Dismemberment Coverage, and Dependents Term Life Coverage) are not part of the contract holder’s plan.

12.
The reference to 2017 Commissioners Standard Ordinary Mortality Table - 100% Male Composite Ultimate - Age Last Birthday may be changed to the 2001 Commissioners Standard Ordinary - 80% Male / 20% Female Composite Ultimate - Age Last Birthday, depending upon which applies to the certificate.

When the 2017 Commissioners Standard Ordinary Table applies,

◦	the percent shown will not exceed 400%.

◦	reference to 100% Male may be replaced with 100% Female or another
Male/Female percentage split. If the plan is a unisex plan and it is not 100% Male or 100% Female, the percentage Male will never exceed 80%.

When the 2001 Commissioners Standard Ordinary Table applies:

◦	the percent shown will not exceed 200%;

◦	for plans rated on a unisex basis, the percent Male will never exceed 80%.

13.	This item may be revised to reflect the status of Prudential’s Separate Accounts.

14.	This item may be deleted or revised to show a greater number of transfers permitted without a charge, which may vary from contract holder to contract holder.

15.	This item may be deleted in whole or revised to delete the first sentence if not applicable to the contract holder’s plan.

16.	This item may be revised to show a number greater than one. The reference to the Fixed Account may be changed to Money Market Account.

17.	This item may be deleted or revised as follows:

•	It may be revised to show the actual charge for each transfer request, which may vary from contract holder to contract holder.

•	The number of transfers permitted may be revised to a greater number to coincide with Marginal Note 14 above.

18.	This item may be revised to refer to two monthly deductions.

19.	This item may be deleted or revised to show the actual charge, which may vary from contract holder to contract holder. In no event will the charge exceed the maximum shown.

20.
This item may be deleted if Death Benefit Option A does not apply to the contract holder’s plan. If Death Benefit A applies and is the only death benefit option available, the introductory phrase to the sentence referencing Death Benefit Option A will be deleted.

21.	This item may be revised to show a number of days greater than 31 days.

22.	This item may be revised to refer to any other day that occurs once a year.

23.	This item may be revised to show a percent less than 2%, but never zero.

24.
This item will be deleted when the Variable Universal Life Coverage does not include the Extension of Coverage and Waiver of Cost of Insurance Charges during Total Disability feature. If included, it may be revised as shown in 24a -24b below:

24a.	This item may be deleted if not applicable to the contract holder’s plan.

24b.
Items (2) through (7) may be deleted in whole or in part, item (5) may be modified to reflect a different retirement age as applicable to the Contract Holder’s plan, or this section may be revised as appropriate to reflect different extensions (e.g., different extensions for different ages.)

25.
The reference to 2017 Commissioners' Standard Ordinary Mortality Table 100% Male Composite Ultimate - Age Last Birthday at 4% may be changed to the 2001 Commissioners' Standard Ordinary Mortality Table - 80% Male / 20% Female Composite Ultimate - Age Last Birthday at 4%, depending upon which applies to the certificate.

When the 2017 Commissioners Standard Ordinary Table applies, reference to 100% Male may be replaced with 100% Female or another Male/Female percentage split. If the plan is a unisex plan and it is not 100% Male or 100% Female, the percentage Male will never exceed 80%.

When the 2001 Commissioners Standard Ordinary Table applies, for plans rated on a unisex basis, the percent Male will never exceed 80%.

26.	This item may be revised to provide that all or part of a person’s paid-up insurance may be surrendered by replacing “All of a person’s” with “All or part of a person’s”.

27.	This item may be deleted if partial surrenders are permitted.

28.	This item may be replaced by “the reason” if items (1) and (2) are deleted.

29.	This item will be modified to delete items (1) and (2) when the Continued Coverage feature is part of the contract holder’s plan.

30.	This time period may be revised, but it will never be less than required by state law.

31.	This item will be deleted when the Continued Coverage feature is part of the employer's plan.

32.	This item may be modified to show a number greater than 31.

33.	This amount may be increased or decreased, as permitted by state law.

34.	This item may be modified to refer to provide information about the types of converted contracts available.

35.	This item may be revised to show a different time period such as January 1 or Calendar Year.

36.	This item may be revised to show a different amount not to exceed $20.

The Prudential Insurance Company of America

Explanation of Variable Language for

115320 GVUL MMYYST

Page s 40-43 (Option to Accelerate Payment of Certain Death Benefits Under Variable Universal Life Coverage - VUL T 5001)

This page is optional and may be deleted in its entirety.

This page currently reflects the language used when employee, dependent spouse and Domestic Partner coverage under the Option to Accelerate Payment of Certain Death Benefits Under the Variable Universal Life Coverage are included in the same certificate. This page will only be part of the certificate when such option is part of the employer’s plan. With respect to employee, spouse and Domestic Partner coverage, this page may be modified to provide:

•	employee-only coverage when there is no spouse or Domestic Partner Variable Universal Life Coverage or when spouse and Domestic Partner coverage is not in the same certificate; and

•	spouse-only and Domestic Partner-only coverage when spouse and Domestic Partner Variable Universal Life Coverage is in a separate certificate.

Marginal Notes

1.	This item will be revised to reflect the persons eligible for Option to Accelerate Payment of Certain Death Benefits Under the Variable Universal Life Coverage.

2.	This item may be deleted if not applicable to the contract holder’s plan.

3.	This item may be deleted if the option to accelerate death benefits is not available for a Chronically Ill Employee under the Contract holder’s plan.

4.
This item may be deleted if the option to accelerate death benefits is not available for a Chronically Ill Employee under the Contract holder’s plan. If included, any of the numbered items listed or definitions included may be deleted.

5.	This item may be revised as follows:

•	The maximum may be deleted when there is no dollar maximum.

•	The minimum may be deleted when there is no dollar minimum.

•	Reference to Chronically Ill may be deleted.

•	The last paragraph will be deleted when the Contract Holder’s plan does not have an age reduction clause.

6.	This item may be deleted when the Variable Universal Life Coverage does not include the Extension of Coverage and Waiver of Cost of Insurance Charges during Total Disability feature.

7.	This item may be deleted in whole or in part if not applicable to the contract holder’s plan.

8.	This item will be deleted if Death Benefit Option Type A is the only death benefit option available under the contract holder’s plan.

9.	This item may be deleted if only a lump sum payment option is available under the contract holder’s plan.

The Prudential Insurance Company of America

Explanation of Variable Language for

115320 GVUL MMYYST

Pages 55-55 (Additional Provisions for Accidental Death and Dismemberment Coverage - VUL T 5002)

This page is optional and may be deleted in its entirety.

This page currently reflects the language used when employee, dependent spouse and Domestic Partner coverage under the Additional Provisions for Accidental Death and Dismemberment Coverage under the Variable Universal Life Coverage are included in the same certificate. This page will only be part of the certificate when such provisions are part of the employer’s plan. With respect to employee, spouse and Domestic Partner or child coverage, this page may be modified to provide:

•	employee-only coverage when there is no spouse or Domestic Partner Variable Universal Life Coverage or when spouse and Domestic Partner coverage is not in the same certificate; and

•	spouse-only and Domestic Partner-only coverage when spouse and Domestic Partner Variable Universal Life Coverage is in a separate certificate.

Marginal Notes

1.	This item will be revised to reflect the persons eligible for Additional Provisions for Accidental Death and Dismemberment Coverage under the Variable Universal Life Coverage.

2.	This item may be deleted if not applicable to the contract holder’s plan.

3.	This item may be deleted in whole or in part if not applicable to the contract holder’s plan.

4.	This item may be deleted. Amounts for Coma may be a flat percentage < 25% -
100%> of the amount of insurance in place of the monthly percentage.

5.	This item may be deleted in whole, any numbered item may be deleted, or revised as follows:

•	The infection item may be revised to delete the words “bacterial” or “viral” and either subpart (a) or (b).

•
The war item may be revised to be waived if employment requires travel to specific areas, such as areas other than the Continental United States. The reference to “resistance to armed aggression” may be deleted.

•	The military duty item may be revised to delete the second sentence.

•
The air travel item may be revised to not cover flight or travel in certain types of aircraft or in aircraft used for certain types of activities, such as firefighting, exploration, pipe or powerline work or aerial photography. The subparts (a), (b) or (c) may also be deleted.

•
The felony item may reference common law felony, defined to include crimes such as robbery, rape, arson, murder, kidnapping or burglary, or may be revised to state “Your commission of or attempt to commit a felony” or “You or your dependent’s commission of or attempt to commit a felony.”

•
The intoxication item may reference alcohol, specific drugs, poisons or gases that are voluntarily taken, or the intoxication laws of the state where the accident occurs, or it may apply to injuries sustained while operating an air, land or water vehicle.

•	The hazardous sports item may be revised to delete any of the listed sports.

6.	The Additional Benefits Section may be deleted in whole if not applicable to the contact holder’s plan.

7.	This item may be deleted, or revised as follows:

•	Loss of life may be replaced by all losses or specific types of losses; references to date of death will be revised accordingly (“date of loss”).

•	Any or all Losses Not Covered may be deleted.

•
The amount payable is illustrative and may be a flat dollar amount, a percentage amount, or the lesser or greater of a flat dollar amount and a percentage amount. A minimum or maximum benefit amount, or both, may be included:

8.	This item may be deleted, or revised as follows:

•	Loss of life may be replaced by all losses or specific types of losses; references to date of death will be revised accordingly (“date of loss”).

•	Item (c) may be deleted.

•	Any or all Losses Not Covered may be deleted.

•
The amount payable is illustrative and may be a flat dollar amount, a percentage amount, or the lesser or greater of a flat dollar amount and a percentage amount. A minimum or maximum benefit amount may be included.

•	The last sentence may be deleted.

9.	This item may be deleted, or revised as follows:

•	Loss of life may be replaced by all losses or specific types of losses; references to date of death will be revised accordingly (“date of loss”).

•	Item (c) may be deleted.

•	Items (b) and (c) may be deleted.

•	Any or all Losses Not Covered may be deleted.

•
The amount payable is illustrative and may be a flat dollar amount, a percentage amount, or the lesser or greater of a flat dollar amount and a percentage amount. A minimum or maximum benefit amount may be included.

10.	This item may be deleted, or revised as follows:

•	Loss of life may be replaced by all losses or specific types of losses; references to date of death will be revised accordingly (“date of loss”).

•
The amount payable is illustrative and may be a flat dollar amount, a percentage amount, the actual tuition charged, or the lesser of any combination of these. A minimum or maximum benefit amount may be included.

•	The last sentence may be deleted.

11.	This item may be deleted, or revised as follows:

•	Loss of life may be replaced by all losses or specific types of losses; references to date of death will be revised accordingly (“date of loss”).

•	To apply only when the employee suffers a loss.

•	To apply only when a dependent Spouse or Domestic Partner suffers a loss.

•	Conditions (a) and/or (b) may be deleted.

•
The amount payable is illustrative and may be a flat dollar amount, a percentage amount, the actual tuition charged, or the lesser of any combination of these. A minimum or maximum benefit amount may be included.

•	The last sentence may be deleted.

12.	This item may be deleted, or revised as follows:

•	Loss of life may be replaced by all losses or specific types of losses; references to date of death will be revised accordingly (“date of loss”).

•	To apply only when the employee suffers a loss.

•	To apply only when a dependent Spouse or Domestic Partner suffers a loss.

•	Conditions (a) and/or (b) may be deleted.

•
The amount payable is illustrative and may be a flat dollar amount, a percentage amount, the actual child care expenses charged, or the lesser of any combination of these. A minimum or maximum benefit amount may be included.

•	The last sentence may be deleted.

13.	This item may be deleted, or revised as follows:

•	To apply only when the employee suffers a loss.

•	To apply only when a dependent suffers a loss.

•	The condition regarding number of miles may be deleted.

•	Reference to “country of residence” may be deleted or changed to alternate location(s).

•
The amount payable is illustrative and may be a flat dollar amount, a percentage amount, the actual expenses charged, or the lesser of any combination of these. A minimum or maximum benefit amount may be included.

14.	This item may be deleted, or revised as follows:

•	Loss may be replaced by Loss of life or specific types of losses; references to date of loss will be revised accordingly (“date of death”).

•	Loss may be replaced by “any accidental bodily Injury”.

•	Conditions (a) and/or (b) may be deleted.

•
The amount payable is illustrative and may be a flat dollar amount, a percentage amount, or the lesser or greater of a flat dollar amount and a percentage amount. A minimum or maximum benefit amount may be included.

15.	This item may be deleted, or revised as follows:

•
The amount payable is illustrative and may be a flat dollar amount, a percentage amount, or the lesser or greater of a flat dollar amount and a percentage amount. A minimum or maximum benefit amount may be included.

16.	This item may be deleted, or revised as follows:

•	To apply only when the employee suffers a Loss of life.

•	To apply only when a dependent suffers a Loss of life.

•	Condition (b) may be deleted.

•
The amount payable is illustrative and may be a flat dollar amount, a percentage amount, or the lesser or greater of a flat dollar amount and a percentage amount. A minimum or maximum benefit amount may be included.

17.	This item may be deleted, or revised as follows:

•	Loss may be replaced by specific types of losses.

•	Condition (b)(i) or (b)(ii) may be deleted.

•	The time periods may be deleted.

•	The frequency of payment may be changed to weekly, quarterly, semi-annually or annually.

•
The amount payable is illustrative and may be a flat dollar amount, a percentage amount, the actual medical premiums charged, or the lesser of any combination of these. A minimum or maximum benefit amount may be included.

•	Conditions (b) or (c) for when the benefit will end may be deleted.

The Prudential Insurance Company of America

Explanation of Variable Language for

115320 GVUL MMYYST

Pages 56-58 (Additional Provisions for Dependents Term Life Coverage - VUL T 5003)

This page is optional and may be deleted in its entirety.

This page currently reflects the language used when dependent child coverage is provided under the Additional Provisions for Dependents Term Life Coverage under the Variable Universal Life Coverage. This page will only be part of the certificate when such provisions are part of the employer’s plan.

If the plan provides for coverage for Spouse or Domestic Partner, it will be provided under this Additional Provisions for Dependents Term Life Coverage under the Variable Universal Life Coverage if coverage is not provided under the Variable Universal Life Coverage. In no event will the Spouse or Domestic Coverage be listed in both the Variable Universal Life Coverage and the Additional Provisions for Dependents Term Life Coverage at the same time.

Bracketed references such as "your dependent child" or "dependent children" may be modified to reflect that coverage may be issued for spouse and children; spouse only; or children only.

Marginal Notes

1.	This item may be revised to refer dependent Spouse and Domestic Partner or to all Dependents (i.e., Spouse, Domestic Partner and children).

2.

3.	This item may be deleted if not applicable to the contract holder’s plan.

4.
This item may be deleted or revised to refer to Spouse or Domestic Partner only or Child only. If so, the life events included will be revised accordingly. The last sentence in the second paragraph may be deleted.

5.

4.	This time period may be revised, but it will not be less than the period required by state law.

5.	This item may be revised to increase or decrease the dollar amount, as permitted by state law.

6.	This item may be deleted for clients who are not subject to Title VII of the Civil Rights Act.

7.	The item may be revised to delete the reference to term insurance, disability benefits and/or supplementary benefits, as permitted by state law.

8.	This item may be deleted in whole or in part or revised to add “for which you enrolled” to the first sentence in item (2).

9.	This item may be replaced by the paragraph which follows. If it so replaced the paragraph may show a specific order of preference or the estate only.

Any death benefit provided under a section of this Coverage is payable to you. If you are not living at the death of a dependent*, the death benefit is payable to the dependent's estate or, at Prudential's option, to any one or more of these surviving relatives of the dependent: wife; husband; mother; father; children; brothers; sisters.
*If you and a dependent die in the same event and it cannot be determined who died first, the insurance will be payable as if that dependent died before you.
This item may also be revised as follows:

•	The second sentence may be deleted in whole or in part.

•	The fourth paragraph may show estate only or an alternate order of preference.

•	The final paragraph may be deleted.

The Prudential Insurance Company of America

Explanation of Variable Language for

115320 GVUL MMYYST

Pages 59-61 (General Information - CBN 5001)

Marginal Notes

This page currently reflects the language used when employee, dependent spouse and Domestic Partner coverage for Variable Universal Life Coverage are included in the same certificate. With respect to employee, spouse and Domestic Partner coverage or child, this may be modified to provide:

•	employee-only coverage when there is no spouse or Domestic Partner Variable Universal Life Coverage or when spouse and Domestic Partner coverage is not in the same certificate; and

•	spouse-only and Domestic Partner-only coverage when spouse and Domestic Partner Variable Universal Life Coverage is in a separate certificate; or

•	adult child-only coverage when adult child coverage is in a separate certificate.

1.	This item may be revised to delete the reference to additional provisions, or revised in one of the following ways:

•	The reference to burial expenses will be deleted.

•	The reference to the “Effect of Gift Assignment of Rights of Group Variable Universal Life Insurance Under Another Group Contract” section will be deleted or changed to delete the word “gift”.

2.
This item may be revised to include a list of successive preference beneficiaries, such as “the first surviving class of these classes of successive preference beneficiaries: the person’s (a) surviving spouse or Registered Domestic Partner; (b) surviving children; (c) surviving parents; (d) surviving brothers or sisters; (e) estate.” The last sentence may be deleted.

3.	This item may be deleted if not applicable to the contract holder’s plan.

4.	This item may be revised to show alternate mode of settlement provisions.

5.	This item may be deleted if the additional provisions under the Variable Universal Life Coverage are not part of the contract holder’s plan.

6.	The word “instrument” may be replaced by another applicable term such as “application”.

The Prudential Insurance Company of America

Explanation of Variable Language for

115320 GVUL MMYYST

Pages 62-65 (Limits on Assignments - CAS 5001)

Marginal Notes

1.	This item may be deleted or revised as follows:

•	Reference to additional provisions may be deleted if they do not apply.

•	Reference to collateral assignments may be deleted.

•	Revised to other types of assignments, such as a viatical assignment, may be included.

2.	This item may be deleted, or revised as follows:

•	the last paragraph may be deleted.

•	The reference to gift assignments may be replaced with the type of assignments permitted under the contract holder’s plan.

3.	This item may be deleted if the additional provisions under the Variable Universal Life Coverage are not part of the contract holder’s plan.

4.	This item may be deleted if not applicable to the contract holder’s plan.

5.	This item may be deleted if not applicable to the contract holder’s plan. It may be revised to show the special active work requirements of the Contract Holder. For example:

•	To delete reference to full-time work.

•	To change “Employer” to “employer” when the insured does not have a specific employer.

•

•	It may be replaced by:
Active Work Requirement: A requirement that you be working in your customary manner at your regular occupation or profession or performing the substantial and material duties of your occupation or profession.

6.	This item will be deleted if certificate being issued is not for Adult-child only coverage.

7.
This item may be deleted if not applicable to the contract holder’s plan. It may be revised to reflect the Contract Holder’s plan (for example, by changing the reference from "Calendar Year" to ”Benefit Year”).

8.	This item may be revised to reflect another date, such as immediately, the first day of the month following birthday or the premium due date following birthday.

9.	The Calendar Year definition may be replaced by a Benefit Year definition and would show the applicable start date.

10.	This item may be deleted if dependents coverage is not included under the contract holder’s plan.

11.
The reference to Employee insurance will be deleted if Spouse-only and Domestic Partner-only coverage is issued in a separate certificate; or if adult child-only coverage is issued in a separate certificate.

12.
This item may be deleted when the Contract Holder’s plan does not include Domestic Partners, or when the Domestic Partner definition is included in the Who is Eligible to Become Insured section of the certificate. It may also be revised as follows:

•	The references to the same or opposite sex may be deleted or may be revised to show only same or only opposite in item (2).

•	Item (2) of the definition of Domestic Partner may be deleted in whole or any lettered item may be deleted.

•	If item (2) is not included, the entire definition of Domestic Partner may be replaced by the following:
Your Domestic Partner is a person who satisfies the requirements for being a domestic partner, registered domestic partner or party to a civil union under the law of your jurisdiction of residence.

•	The requirements may be revised to show alternate eligibility requirements where required or permitted by state law.

13.
This item may be deleted if the amount of insurance is not based on earnings. It may also be revised to reflect the earnings requirements with respect to determining the amounts of insurance under the contract holder’s plan, which may vary from contract holder to contract holder.

14.	This item may be revised or revised to omit either clause. It may be revised to reflect the Contract Holder’s plan, for example, it may be replaced by one of the following:
Member: A person who is an active dues paying member in good standing of the ABC Association. The term also applies to that person for any rights after insurance ends.
Participant: A person who (a) is enrolled in the Prudential Critical Illness Plan; (b) is a member of the ABC Association; and (c) works <15 - 60> hours per week with an employer.

The Member or Participant definition may be revised to reflect the requirements for membership in a specific association or a Participating Association.

15.	This item may be deleted if not applicable to the contract holder’s plan. It may be replaced by:
Participating Association: An association which:
(1)    meets the requirements of the Group Contract for participation; and
(2)    is reported to Prudential for participation in a written notice from the Contract Holder; and
(3)    is approved by Prudential for participation.
This item may be revised to name the Included Employers or Participating Associations.

16.
This item may be deleted or any of items (1)-(8) may be deleted. It may also be revised to list the items considered a Life Event under the contract holder’s plan, which may vary from contract holder to contract holder.

17.
This item may be revised to state “An Employee’s Spouse or Domestic Partner” or “An Adult Child of an Employee or an Employee’s Spouse or Domestic Partner” if Spouse-only and Domestic Partner-only coverage is issued in a separate certificate; or if adult child-only coverage is issued in a separate certificate.

The Prudential Insurance Company of America

Explanation of Variable Language for

115320 GVUL MMYYST

Pages 66-67 (Claim Rules - CCL 5001)

Marginal Notes

This page will only be included in the certificate if the employer’s plan includes the Additional Provisions for Accidental Death and Dismemberment Coverage.

1.	This item may be deleted or the reference to the death certificate may be deleted.

2.	This item may be deleted if not applicable to the contract holder’s plan.

3.	This item may be deleted in whole or in part, or revised to show different persons or institutions to whom the additional benefits are payable.

4.	The word “instrument” may be replaced by another applicable term such as “application”.

The Prudential Insurance Company of America

Explanation of Variable Language for

115320 GVUL MMYYST

Pages 68-71 (When Insurance Ends - CTE 5001)

This page currently reflects the language used when employee, dependent spouse and Domestic Partner coverage for Variable Universal Life Coverage and children coverage under the Additional Provisions for Dependents Term Life Coverage are included in the same certificate. With respect to employee, spouse and Domestic Partner coverage and child coverage, this may be modified to provide:

*	employee-only coverage when there is no spouse or Domestic Partner Variable Universal Life Coverage or when spouse and Domestic Partner coverage is not in the same certificate; and

*	spouse-only and Domestic Partner-only coverage when spouse and Domestic Partner Variable Universal Life Coverage is in a separate certificate.

*	adult child-only coverage when adult child coverage is in a separate certificate.

Marginal Notes

1.	This item may be revised to:

•	delete reference to employee or dependents insurance depending on the coverages included in the certificate.

•	To delete reference to the additional provisions under the Variable Universal Life Coverage are not part of the contract holder’s plan.

2.	This item may be deleted or revised as follows:

•	To delete reference to employment

•	To replace “because the Employee’s employment ends (see below)” with “because your membership in the Association ends”;

•	To include other reasons applicable for ceasing to be in the Covered Classes applicable to the type of group covered (e.g. lo longer member of a union).

3.	This item may be deleted or revised as follows:

•	delete reference to employee or dependents insurance depending on the coverages included in the certificate.

•	To delete reference to the additional provisions under the Variable Universal Life Coverage are not part of the contract holder’s plan.

4.	This item may be deleted or revised to delete reference to the additional provisions under the Variable Universal Life Coverage are not part of the contract holder’s plan.

5.	This item may be deleted or revised to delete the reference to Incapacitated Dependents.

6.
This item may be deleted when the definition of Qualified Dependent includes Incapacitated Children or when children coverage is not included under the contract holder’s plan. But, when the definition of Qualified Dependent does not include Incapacitated Children, this item will be included when it is required by state law.

7.	This item may be deleted if not applicable to the contract holder’s plan.

8.
This item may be deleted. It may be revised to delete the second paragraph, or to describe any of the types of absences and the time limits or conditions. The references to full-time or part-time work may be revised to refer to full-time only or part-time only.

9.	This item may be deleted in whole. If included, it may be revised as shown in 9a - 9f below:

9a.	The reference to the additional provisions under the Variable Universal Life Coverage may be deleted are not part of the contract holder’s plan.

9b.	This item may be revised to delete (1) or (2) if not applicable to the contract holder’s plan.

9c.	This item may be deleted if coverage for spouse or domestic partner is not included under the contract holder’s plan.

9d.
This item may be revised to delete the reference to the additional provisions under the Variable Universal Life Coverage. It may also be replaced by the following when continuation of coverage does not automatically occur and the covered person must elect continuation instead.

the person's Variable Universal Life Coverage and any of the additional provisions made a part of the Variable Universal Life Coverage may be continued beyond the date it would have ended above.
Prudential will give you, or mail to you, a notice of your right to continue the Coverage. Such notice will state the amount of the payments required for the continued Coverage and the manner in which payments must be made.
If you want to continue the Coverage, the election notice must be completed and returned to Prudential, along with the required first payment by the later of:

(1)	the thirty-first day after the Coverage would otherwise have ended; and

(2)
the fifteenth day after you receive the notice informing you of your right to continue. But, in no event may election be made if you do not apply for continuation of Coverage and pay the first payment prior to the ninety-second day after you cease to be covered for the Coverage.

In the above, reference to additional provisions may be deleted and the number of days a person has to elect to continue coverage may be increased.

9e.	This item may be deleted if not applicable to the contract holder’s plan.

9f.	This item may be deleted if dependents coverage is not included in the contract holder’s plan.

10.	This item may be deleted if not applicable under the employer's plan.

11.
This item may be revised to show a different date in which the person is considered to have attained age <95-121> (e.g. On the day a Covered Person attains age <95-121>; On the first Contract Anniversary after a Covered Person attains age <95-121>).

The Prudential Insurance Company of America

Explanation of Variable Language for

115320 GVUL MMYYST

Pages 69-71 (Specifications Page - CSP 5001)

The Specifications Page may be included as either part of the certificate or issued as a separate document to be issued in addition to the certificate.

Marginal Notes

1.	This item may be deleted if the corresponding certificate is for Spouse or Domestic Partner coverage only or Adult Child only coverage.

2.	This item will be deleted if there is no choice of a death benefit option under the contract holder’s plan.

3.
This item will be deleted or any of the “Yes” entries will be changed to “No” if there is no dependents coverage. If dependents coverage is included, the Spouse or Domestic Partner or Dependent Children entries may be deleted. In no event will the Spouse or Domestic Coverage be listed in both the Variable Universal Life Coverage and the Additional Provisions for Dependents Term Life Coverage at the same time.

4.	This item will be deleted if there is no coverage for a Spouse or Domestic Partner.

5.
This item may be deleted if the corresponding certificate is for Spouse or Domestic Partner coverage only or Adult Child only coverage. If included, it will list the Allocations of the contributions selected by the Employee.

6.	This item may be deleted if t there is no coverage for a Spouse or Domestic Partner. If included, it will list the Allocations of the contributions selected for the Spouse or Domestic Partner.

7.
This item will be deleted or the “Yes” entry will be changed to “No” if (1) there is no Additional Provisions for Accidental Death and Dismemberment Coverage under the contract holder’s plan; or (2) if available under the contract holder’s plan but no enrollment was made. If yes, then entries for Employee, Spouse or Domestic Partner or Child will be deleted if, depending on who is eligible for coverage under the contract holder’s plan.

8.
This item will be deleted or the “Yes” entry will be changed to “No” if (1) there is no Additional Provisions for Dependents Term Life Coverage under the contract holder’s plan; or (2) if available under the contract holder’s plan but no enrollment was made. If yes, then entries for Spouse or Domestic Partner or Child will be deleted if, depending on who is eligible for coverage under the contract holder’s plan. In no event will the Spouse or Domestic Coverage be listed in both the Variable Universal Life Coverage and the Additional Provisions for Dependents Term Life Coverage at the same time.